--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                    May 31, 1999




Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,


/s/ Laurence D. Fink         /s/ Ralph L. Schlosstein
--------------------         ------------------------
Laurence D. Fink             Ralph L. Schlosstein
Chairman                     President

                                                                   May 31, 1999


Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") for the six months ended April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RAA". The Trust's investment objective is to provide high current income that is exempt from regular federal and California income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout California.

     The table below summarizes the changes in the Trust's stock price and net asset value over the past year:



                     ----------------------------------------------------------
                        4/30/99   10/31/98    CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
 STOCK PRICE            $16.563   $16.125      2.72%     $16.75    $16.063
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)  $15.37     $15.49     (0.77%)    $15.52    $15.29
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the semi-annual period, the yield of the 10-year Treasury security rose from 4.61% on October 31, 1998 to 5.35% on April 30, 1999. The weakened performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in reaction to inflationary concerns voiced by the Federal Reserve.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 1.55% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 0.68% on a pre-tax basis. The main forces behind municipal bond outperformance were the strongest mutual fund inflows in five years and the reduction of municipal bond supply (due to higher interest rates) after the second highest year of issuance ($284 billion issued in 1998.) We believe that municipals currently offer attractive value versus Treasuries and our outlook for municipal securities is favorable. Despite recent outperformance we still feel that the attractive taxable equivalent yields offered by municipal securities are compelling.

     California's economy continues to grow at a more moderate pace. In 1998 the impact of the Asian recession was felt in specific industry sectors, overall, however, the economy continued to expand. Aerospace and electronics manufacturing employment peaked in March and then by November lost almost 15,000 jobs. Demand for computer services and software, however, continues to be strong with annual growth estimated between 10 and 12% for 1999. Gains in computer services fully offset the 1998 drop in technology manufacturing. Unemployment for April 1999 was 5.6%, down from 5.9% a year ago. This is the lowest rate for the State since July 1990. Residential construction continues to boom jumping 37.2% for the same period.

     Good economic news has had a positive impact upon the State's fiscal picture. Unaudited results for the fiscal year ending June 30, 1998 indicate the General Fund operations produced a surplus of $2.1 billion. Some concern is developing that revenues are not meeting budget in the current fiscal year. California's improved liquidity position should, however, allow the State to weather the current volatility in the revenue stream.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 33% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

     As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the near future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1998 asset composition and credit quality allocations:

                               SECTOR BREAKDOWN

--------------------------------------------------------------------------------
   SECTOR                APRIL 30, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
  Transportation               20%               20%
--------------------------------------------------------------------------------
  Lease                        17%               12%
--------------------------------------------------------------------------------
  University                   15%               20%
--------------------------------------------------------------------------------
  District                     10%               10%
--------------------------------------------------------------------------------
  Housing                       9%                9%
--------------------------------------------------------------------------------
  Power                         9%                9%
--------------------------------------------------------------------------------
  Industrial                    5%                6%
--------------------------------------------------------------------------------
  City, County & State          5%                5%
--------------------------------------------------------------------------------
  Water & Sewer                 5%                5%
--------------------------------------------------------------------------------
  Student Loans                 5%                4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    CREDIT RATING*        APRIL 30, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
      AAA/Aaa                  61%               49%
--------------------------------------------------------------------------------
       AA/Aa                   19%               20%
--------------------------------------------------------------------------------
        A/A                    10%               21%
--------------------------------------------------------------------------------
      BBB/Baa                  10%               10%
--------------------------------------------------------------------------------


----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock California Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,


/s/ Robert Kapito                       /s/ Kevin Klingert
-----------------                      --------------------
Robert Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                               RAA
--------------------------------------------------------------------------------
  Initial Offering Date:                                     May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/99:                         $16.563
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/99:                             $15.37
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/99 ($16.563)1:       5.30%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                    $0.073125
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                 $0.877500
--------------------------------------------------------------------------------

1 Yield  on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

            PRINCIPAL
              AMOUNT                                                                                       OPTION CALL     VALUE
 RATING*      (000)                   DESCRIPTION                                                          PROVISIONS+    (NOTE)
-----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS-145.5%
                        California Educational Fac. Auth. Rev.,
 AAA          $  760++   Santa Clara Univ., 5.00%, 9/01/06 ...........................................         N/A       $  820,169
 AAA             240     Santa Clara Univ., 5.00%, 9/01/15, MBIA .....................................     9/07 at 101      243,257
 AAA           1,000     Student Loan Prog., Ser. A, 6.00%, 3/01/16, MBIA ............................     3/07 at 102    1,061,170
                        California St. G.O.,
 A+              960++   5.75%, 3/01/05 ..............................................................        N/A         1,060,368
 A+               40     5.75%, 3/01/19 ...............................................................    3/05 at 101       42,877
                        California St. Hsg. Fin. Agcy. Rev., Home Mtge.,
 Aa2             870     Ser. B-1, 6.45%, 2/01/11 .....................................................    8/04 at 102      914,944
 Aa2           1,000     Ser. G, 7.20%, 8/01/14 .......................................................    8/04 at 102    1,075,610
                        California St. Pub. Wks. Brd. Lease Rev.,
 AAA           1,000++   Dept. of Corrections., Ser. A, 6.875%, 11/01/04 ..............................       N/A         1,171,130
 A             1,000     St. Univ. Proj., Ser. A, 6.10%, 10/01/06 .....................................   10/04 at 102    1,114,990
 BBB-          1,000++   St. Univ. Proj., Ser. A, 6.40%, 12/01/02, AMBAC ..............................       N/A         1,113,860
 AAA           1,385    Foothill / Eastern. Trans. Agcy., Ser. A, Zero Coupon, 1/01/04 ................   No Opt. Call    1,129,246
                        Los Angeles Cnty.,
 AAA           1,000     Met. Trans. Auth., Sales Tax Rev., 6.00%, 7/01/26, MBIA .......................   7/06 at 101    1,132,190
 AAA           1,000     Special Tax, Ser. A, 5.50%, 9/01/14, FSA .....................................    9/07 at 102    1,077,950
 AA            1,150    Los Angeles Harbor Dept. Rev., Ser. B, 6.00%, 8/01/13 .........................    8/06 at 101    1,269,129
 AA            1,000++  Los Angeles Pub. Wks. Fin. Auth. Rev., Regl. Park & Open Space,
                         Dist. A, 6.00%, 10/01/04 ......................................................       N/A        1,123,920
 BBB-          1,000    Sacramento Pwr. Auth., Cogeneration Proj. Rev., 6.50%, 7/01/09 ................    7/06 at 102    1,115,490
 AAA           1,000    San Diego Ind. Dev. Rev., Ser. A, 5.90%, 6/01/18, AMBAC .......................    6/03 at 102    1,081,370
                        San Francisco City & Cnty.,
 AAA           1,000     Arpt. Comn. Rev., Intl. Arpt., Ser. 6, 6.125%, 5/01/09, AMBAC ................    5/04 at 102    1,103,690
 Aaa           1,000     Sewer Rev., Ser. A, 5.95%, 10/01/25, FGIC ....................................   10/03 at 102    1,083,390
 AAA           1,000    Southern California Pub. Pwr. Auth. Transmission Proj. Rev.,
                         5.50%, 7/01/20, MBIA ..........................................................   7/02 at 100    1,022,550
                        Univ. of California Rev.,
 AAA           1,000++   Ser. D, 6.10%, 9/01/02, MBIA .................................................       N/A         1,098,310
 Aaa           1,135++   Ser. B, 6.30%, 9/01/03 .......................................................       N/A         1,275,547
 AAA             370    West Basin Municipal Water Dist. Rev. C.O.P.,
                         Ser. A, 5.50%, 8/01/22, AMBAC ................................................    8/07 at 101      386,635
                                                                                                                        -----------
                        Total long-term investments (cost $20,180,065) .................................                 22,517,792
                                                                                                                        -----------
                        SHORT-TERM INVESTMENT**-0.7%
 A-1+            100    Irvine Ranch Water Dist., Cons. Dist., 2.85%, 5/03/99, FRDD (cost $100,000) ...       N/A           100,000
                                                                                                                        -----------
                        TOTAL INVESTMENTS-146.2% (COST $20,280,065)....................................                  22,617,792
                        Other assets in excess of liabilities 2.3% ....................................                     356,378
                        Liquidation value of preferred stock (48.5)% ..................................                  (7,500,000)
                                                                                                                        -----------
                       NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% .............................                  $15,474,170
                                                                                                                        ===========

--------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest optional call on redemption. There may be other call provisions at varying prices at later dates.
++   This bond is prerefunded. See Glossary for definitions.

----------------------------------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
  AMBAC    -American Municipal Bond Assurance Corporation   FSA    -Financial Security Assurance
  C.O.P.   -Certificate of Participation                    G.O.   -General Obligation Bond
  FGIC     -Financial Guaranty Insurance Company            MBIA   -Municipal Bond Insurance Association
  FRDD     -Floating Rate Daily Demand
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $20,280,065) (Note 1) .....    $22,617,792
Cash ..................................................         77,251
Interest receivable ...................................        305,066
                                                           -----------
                                                            23,000,109
                                                           -----------
LIABILITIES
Investment advisory fee payable (Note 2) ..............          6,624
Administration fee payable (Note 2) ...................          1,893
Dividends payable-preferred stock .....................          1,438
Other accrued expenses ................................         15,984
                                                           -----------
                                                                25,939
                                                           -----------
NET INVESTMENT ASSETS .................................    $22,974,170
                                                           ===========
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) ..................................    $    10,071
  Paid-in capital in excess of par ....................     13,897,103
 Preferred stock (Note 4) .............................      7,500,000
                                                           -----------
                                                            21,407,174
 Undistributed net investment income ..................         47,974
 Accumulated net realized loss ........................       (818,705)
 Net unrealized appreciation ..........................      2,337,727
                                                           -----------
Net investment assets, April 30, 1999 .................    $22,974,170
                                                           ===========
Net assets applicable to common shareholders ..........    $15,474,170
                                                           ===========
Net asset value per share:
  ($15,474,170 o 1,007,093 shares of common
  stock issued and outstanding) .......................    $     15.37
                                                           ===========



--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned .........   $631,539
                                            --------

Expenses

   Investment advisory ..................     40,076

   Reports to shareholders ..............     15,000

   Administration .......................     11,450

   Auction agent ........................      9,500

   Directors ............................      7,000

   Transfer agent .......................      6,000

   Legal ................................      5,000

   Audit ................................      3,500

   Custodian ............................      1,500

   Miscellaneous ........................      8,465
                                            --------
   Total expenses .......................    107,491
                                            --------
Net investment income ...................    524,048
                                            --------

UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)

Net change in unrealized appreciation on
 investments ............................    (92,566)
                                            --------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ...............   $431,482
                                            ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                  APRIL 30,         OCTOBER 31,
                                                                                    1999               1998
                                                                              ----------------     ------------
INCREASE (DECREASE) IN INVESTMENT ASSETS
Operations:

 Net investment income ...................................................      $   524,048         $ 1,058,329

 Net change in unrealized appreciation (depreciation) on investments .....          (92,566)            791,797
                                                                                -----------         -----------
 Net increase in net investment assets resulting from operations .........          431,482           1,850,126

Dividends and distributions:

 To common shareholders from net investment income .......................         (441,816)           (883,641)

 To preferred shareholders from net investment income ....................         (110,695)           (244,760)
                                                                                -----------         -----------
 Total dividends and distributions .......................................         (552,511)         (1,128,401)
                                                                                -----------         -----------
  Total increase (decrease) ..............................................         (121,029)            721,725

NET INVESTMENT ASSETS

Beginning of period ......................................................       23,095,199          22,373,474
                                                                                -----------         -----------
End of period ............................................................      $22,974,170         $23,095,199
                                                                                ===========         ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED
                                                                             APRIL 30,
                                                                                1999
PER SHARE OPERATING PERFORMANCE:                                              -------
Net asset value, beginning of period ...............................          $ 15.49
                                                                              -------
 Net investment income .............................................              .52
 Net realized and unrealized gain (loss) on investments ............             (.09)
                                                                              -------
Net increase (decrease) from investment operations .................              .43
                                                                              -------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders .............................................             (.44)
   Preferred shareholders ..........................................             (.11)
Distributions from capital gains to:
   Common shareholders .............................................                -
   Preferred shareholders ..........................................                -
Distributions in excess of net realized gains
 on investments to:
  Common shareholders ..............................................                -
  Preferred shareholders ...........................................                -
                                                                              -------
 Total dividends and distributions .................................             (.55)
                                                                              -------
Capital charge with respect to issuance of
 common and preferred stock ........................................                -
                                                                              -------
Net asset value, end of period* ....................................          $ 15.37
                                                                              =======
Per share market value, end of period* .............................          $16.563
                                                                              =======
TOTAL INVESTMENT RETURN+: ..........................................             5.49%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................             1.40%+++
Net investment income before preferred stock dividends .............             6.82%+++
Preferred stock dividends ..........................................             1.44%+++
Net investment income available to common shareholders .............             5.38%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........          $15,504
Portfolio turnover rate ............................................                4%
Net assets of common shareholders, end of period (in thousands).....          $15,474
Asset coverage per share of preferred stock, end of period## .......          $76,585
Preferred stock outstanding (in thousands) .........................          $ 7,500


                                                                                     YEAR ENDED OCTOBER 31,
                                                                           -------------------------------------------
                                                                           1998         1997        1996          1995
PER SHARE OPERATING PERFORMANCE:                                           ----         ----        ----          ----
Net asset value, beginning of period ...............................      $14.77       $14.20      $13.85        $ 11.74
                                                                          ------       ------      ------        -------
 Net investment income .............................................        1.05         1.07        1.08           1.05
 Net realized and unrealized gain (loss) on investments ............         .79          .61         .33           2.12
                                                                          ------       ------      ------        -------
Net increase (decrease) from investment operations .................        1.84         1.68        1.41           3.17
                                                                          ------       ------      ------        -------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders .............................................        (.88)        (.87)       (.80)          (.79)
   Preferred shareholders ..........................................        (.24)        (.24)       (.25)          (.27)
Distributions from capital gains to:
   Common shareholders .............................................           -            -           -              -
   Preferred shareholders ..........................................           -            -           -              -
Distributions in excess of net realized gains
 on investments to:
  Common shareholders ..............................................           -           **        (.01)             -
  Preferred shareholders ...........................................           -           **          **              -
                                                                          ------       ------      ------        -------
 Total dividends and distributions .................................       (1.12)       (1.11)      (1.06)         (1.06)
                                                                          ------       ------      ------        -------
Capital charge with respect to issuance of
 common and preferred stock ........................................           -            -           -              -
                                                                          ------       ------      ------        -------
Net asset value, end of period* ....................................     $ 15.49      $ 14.77     $ 14.20        $ 13.85
                                                                         =======      =======     =======        =======
Per share market value, end of period* .............................      16.125      $ 15.00     $ 13.50        $12.625
                                                                         =======      =======     =======        =======
TOTAL INVESTMENT RETURN+: ..........................................       13.70%       17.98%      13.80%         26.86%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................        1.36%        1.32%       1.42%          1.52%
Net investment income before preferred stock dividends .............        6.93%        7.48%       7.78%          8.24%
Preferred stock dividends ..........................................        1.60%        1.70%       1.82%          2.09%
Net investment income available to common shareholders .............        5.33%        5.78%       5.96%          6.15%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........     $15,265      $14,445     $13,996        $12,892
Portfolio turnover rate ............................................           0%          28%         72%           149%
Net assets of common shareholders, end of period (in thousands).....     $15,595      $14,873     $14,296        $13,946
Asset coverage per share of preferred stock, end of period## .......     $76,990      $74,583     $72,654        $71,485
Preferred stock outstanding (in thousands) .........................     $ 7,500      $ 7,500     $ 7,500        $ 7,500


                                                                          1994
PER SHARE OPERATING PERFORMANCE:                                          ----
Net asset value, beginning of period ...............................   $  14.73
                                                                       --------
 Net investment income .............................................       1.04
 Net realized and unrealized gain (loss) on investments ............      (3.01)
                                                                       --------
Net increase (decrease) from investment operations .................      (1.97)
                                                                       --------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders .............................................       (.79)
   Preferred shareholders ..........................................       (.18)
Distributions from capital gains to:
   Common shareholders .............................................       (.03)
   Preferred shareholders ..........................................       (.01)
Distributions in excess of net realized gains
 on investments to:
  Common shareholders ..............................................          -
  Preferred shareholders ...........................................          -
                                                                       --------
 Total dividends and distributions .................................      (1.01)
                                                                       --------
Capital charge with respect to issuance of
 common and preferred stock ........................................       (.01)
                                                                       --------
Net asset value, end of period* ....................................   $  11.74
                                                                       ========
Per share market value, end of period* .............................   $ 10.625
                                                                       ========
TOTAL INVESTMENT RETURN+: ..........................................     (18.85%)
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................        1.25%
Net investment income before preferred stock dividends .............        7.81%
Preferred stock dividends ..........................................        1.36%
Net investment income available to common shareholders .............        6.45%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........   $ 13,362
Portfolio turnover rate ............................................         184%
Net assets of common shareholders, end of period (in thousands).....   $ 11,826
Asset coverage per share of preferred stock, end of period## .......   $128,837
Preferred stock outstanding (in thousands) .........................   $  7,500

----------
  * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 ** Actual   amount  paid  for  the  year  ended  October  31,  1997  to  common shareholders was $0.00056 per share and to preferred shareholders was $0.00018 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0048 per common share.
 ## A stock split occurred on July 24, 1995 (Note 4).
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &                     The  BlackRock  California Investment
ACCOUNTING                                 Quality  Municipal  Trust  Inc.  (the
POLICIES                                   "Trust")  was organized   in Maryland
                                          on April 12, 1993 as a non-diversified
closed-end management investment company. The Trust's investment objective is to manage a portfolio of high quality securities while providing high current income exempt from regular federal and California state income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or, by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS                                The  Trust  has  an Investment
                                                  Advisory    Agreement     with
BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                                  Purchase and sales of invest-
SECURITIES                                         ment  securities,  other than
                                                   short-term  investments,  for
the six months ended April 30, 1999 aggregated $931,127 and $971,127, respectively.

      The federal income tax basis of the Trust's investments at April 30, 1999 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $2,337,727.

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $816,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.



NOTE 4. CAPITAL                                     There are 200 million shares
                                                    of  $.01  par  value  common
stock authorized. Of the 1,007,093 shares outstanding at April 30, 1999, the Adviser owned 7,093 shares. As of April 30, 1999 there were 300 shares of Preferred Stock Series W7 outstanding.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 150 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series W7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.60% to 3.375% during the six months ended April 30, 1999.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS                                   Subsequent   to   April  30,
                                                    1999, the Board of Directors
of the Trust declared a dividend from undistributed earnings of $.073125 per common share payable May 28, 1999 to shareholders of record on May 14, 1999.

      For the period May 1, 1999 to May 31, 1999, dividends declared on Preferred Stock totalled $20,118 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the
Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues.
To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

     (1) To elect three Directors as follows:

         DIRECTOR                           CLASS       TERM      EXPIRING
         --------                           -----       ----      --------
         Frank J. Fabozzi ..............      II      3 years       2002
         Walter F. Mondale .............      II      3 years       2002
         Ralph L. Schlosstein ..........      II      3 years       2002

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink, James Grosfeld, and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                             VOTES FOR*     VOTES AGAINST*     ABSTENTIONS*
                                                             ----------     --------------     ------------
         Frank J. Fabozzi ...............................         269             -                 -
         Walter F. Mondale ..............................     639,350             -                9,048
         Ralph L. Schlosstein ...........................     641,834             -                6,564
         Ratification of Deloitte & Touche LLP ..........     635,906           2,376             10,116

----------
* The votes represent common and preferred shareholders voting as a single class except for the election of Frank J. Fabozzi who was elected by the preferred shareholders.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The   BlackRock  California  Investment  Quality  Municipal  Trust's  investment objective is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade California Municipal Obligations, which include debt obligations issued by or on behalf of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal and California income tax. California Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade California Municipal Obligations or other qualifying issuers. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in
California Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The
Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RAA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

----------------
  Blackrock
----------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, Vice President
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 1999 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                      THE BLACKROCK CALIFORNIA INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM

[logo] Printed on recycled paper                                  09247U-10-7
                                                                  09247F-10-0
    --------------
      BLACKROCK
THE --------------
CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------
SEMI-ANNUAL REPORT
APRIL 30, 1999

                               [GRAPHIC OMITTED]